First Financial Northwest, Inc.

May 2019

Joseph W. Kiley III, President & CEO
Richard P. Jacobson, EVP, CFO and COO
Randy T. Riffle, EVP, Chief Credit Officer

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007
- Nasdaq Global Select Market: FFNW
- All-time high: $21.81 (6/8/18) | All-time low: $3.25 (11/30/10)
- **Closing stock price: $16.66 (5/1/2019)**

Community Bank: First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Form as a mutual holding company in 2002
- **Converted to a Washington State-chartered commercial bank in 2016**

Market Area: Headquartered in Renton, Washington

- Serving customers along the I-5 & I-405 corridors in Western Washington
- **Primary focus on King, Snohomish and North Pierce counties**

Senior Management Team

Over 26 Years Average Experience

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	6	31
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	5	30
Randy T. Riffle	EVP, Chief Credit Officer (FFNWB)	12/31/2018	20
Ronnie J. Clariza	SVP, Chief Risk Officer (FFNWB)	15	16
Dalen D. Harrison	SVP, Chief Deposit Officer (FFNWB)	4	35
Simon Soh	SVP, Chief Credit Officer (FFNWB)	8	29

Puget Sound Region

Suburban Strategy –
Surround Seattle
and Bellevue Proper


Everett
Seattle
Smokey Point
Lake Stevens
Mill Creek
Clearview
Edmonds
Bothell
Woodinville
Kirkland (lease signed)
Crossroads
Renton – The Landing
Renton - Headquarters
Kent Station

Branch Experience

Technology Centered Branch Concept





First Financial
Northwest Bank



First Financial
Northwest Bank

First Financial
Northwest Bank

Edmonds
Arts & Culture Calendar

Best Branch Experience



Best Branch Experience (small/medium bank)*
First Financial Northwest Bank

The Best in Bank Customer Experience Awards honor innovative, consumer-focused financial institutions and fintech providers whose branches and technologies are heightening the customer experience

"This branch projects warmth and a welcoming, community orientation. It features a pleasant open layout, with well-defined spaces, thoughtfully integrated technology balanced with human interaction."

"Tech bars and a virtual brochure add futuristic touch to the bank branch."

*Presented by Networld Media Group at the Bank Customer Experience Summit, September 19, 2017.

Local Economy

Largest Office Occupiers in Puget Sound

Company	Square Feet Occupied
amazon	13.25 million
Microsoft	13.09 million
BOEING	5.82 million
Starbucks	1.35 million
facebook	1.23 million
Google	1.03 million
wework	902,000
T-Mobile	882,000
f5	813,729

Giants of Silicon Valley Are Coming

HQ, TOO

4,500 Amazon has said it plans to have 4,500 employees in Bellevue by 2020

6,900 Company already leases enough square footage for 6,900 employees

3.9M PSBJ estimates could eventually have 3.9 million square feet in Bellevue

25,826 Or enough space for 25,826 employees

Google

2M Google is working on 2 million square feet of space through several projects in the region

facebook

4M A projected 4 million square feet of office space would make Facebook the fourth-largest office tenant in the region

Apple Inc.

1,000 Apple plans to reach 1,000 employees in Seattle by 2022

350K Sources say Apple is looking for as much as 350,000 square feet in Seattle or on the Eastside

Source: Largest Office Occupiers in Puget Sound, Puget Sound Business Journal (PSBJ), July 6, 2018; Giants of Silicon Valley Are Coming, PSBJ, December 21, 2018: HQ, TOO, PSBJ, February 22, 2019

Key Financial Ratios

Recent branch expansion temporarily driving increased costs

	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Performance Ratios					
Return on assets	0.63%	0.69%	0.90%	1.01%	2.28%
Return on equity	5.16	5.54	7.17	8.28	19.16
Equity-to-assets ratio	11.78	12.28	12.53	12.46	12.13
Net interest margin	3.37	3.41	3.46	3.50	3.88
Efficiency ratio	73.06	72.18	66.06	69.38	60.42
Noninterest expense/average total assets	2.48	2.49	2.33	2.44	2.34
Capital Ratios (1)					
Tier 1 leverage ratio	10.28%	10.37%	10.37%	10.22%	10.44%
Total capital ratio	14.38	14.68	14.83	14.47	14.38
Asset Quality Ratios (2)					
Nonperforming assets/total assets	0.05%	0.10%	0.08%	0.05%	0.05%
ALLL as a percent of total loans	1.30	1.29	1.30	1.27	1.31
Yields and Costs					
Yield on loans	5.22%	5.13%	5.05%	5.00%	5.37%
Cost of interest-bearing deposits	1.76	1.61	1.40	1.22	1.15

(1) Capital ratios are for First Financial Northwest Bank only.
(2) Loans are report net of undisbursed funds.

Consolidated Income

	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
	(Dollars in thousands, except share data)				
Net interest income	$ 9,852	$ 10,003	$ 10,059	$ 10,129	$ 10,984
Provision (recapture of provision) for loan losses	400	200	200	(400)	(4,000)
Net interest income after provision (recapture of provision) for loan losses	9,452	9,803	9,859	10,529	14,984
Total noninterest income	700	728	841	663	646
Total noninterest expense	7,709	7,746	7,201	7,487	7,027
Income before federal income tax provision	2,443	2,785	3,499	3,705	8,603
Federal income tax provision	498	622	707	603	1,761
Net income	$ 1,945	$ 2,163	$ 2,792	$ 3,102	$ 6,842
Total assets	$ 1,287,862	$ 1,252,424	$ 1,234,859	$ 1,224,065	$ 1,226,358
Book value per share	$ 14.50	$ 14.35	$ 14.17	$ 13.97	$ 13.80
Tangible book value per share [1]	14.32	14.17	13.99	13.78	13.60

(1) Tangible book value per share is a non-GAAP financial measure. Refer to the Appendix: Non-GAAP Financial Measures for a reconciliation between the GAAP and non-GAAP financial measures.

Interest Rate Risk Management

Net Interest Income Change at December 31, 2018		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 37,439	(0.52)%
+200	37,474	(0.43)
+100	37,633	–
Base	37,634	–
(100)	38,094	1.22
(200)	37,755	0.32

Net Interest Income Change at September 30, 2016		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 31,389	(9.81)%
+200	32,553	(6.46)
+100	33,734	(3.07)
Base	34,802	–
(100)	35,465	1.91

NOTE: These tables illustrate the estimated change in our net interest income over the next 12 months from September 30, 2016, and December 31, 2018, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that the company might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events, but is used as a tool for measuring potential risk. See associated Form 10-K or Form 10-Q for various assumptions used in this modeling.

Deposit Composition

*Excludes bank-owned and brokered deposits**



12/31/2012
$22.1M
3.3%
$18.3M
2.8%
$161.7M
24.3%
$463.7M
69.6%
CDs
MMAs
Checking
Savings

Total Deposits: $665.8M



3/31/2017
$57.8M
8.8%
$27.4M
4.2%
$218.5M
33.1%
$355.5M
53.9%
CDs
MMAs
Checking
Savings

Total Deposits: $659.2M



3/31/2018
$88.9M
11.3%
$26.4M
3.3%
$337.9M
42.9%
$334.5M
42.5%
CDs
MMAs
Checking
Savings

Total Deposits: $787.7M



3/31/2019
$97.1M
11.7%
$23.8M
2.9%
$398.9M
47.9%
$312.1M
37.5%
CDs
MMAs
Checking
Savings

Total Deposits: $831.9M

*Brokered deposits were $123.4M at 3/31/2019; $75.5M at 3/31/2018 and 3/31/2017; and none at 12/31/2012.

Branch Expansion Strategy

Signed lease for Kirkland location expected to open later in 2019

Location	County	Type	Opened	Deposits (in thousands)				
				3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019
Renton	King	HQ	1923	$596,770	$567,352	$603,310	$616,125	$599,521
Mill Creek	Snohomish	*De Novo*	Q3 2015	$25,546	$24,278	$25,026	$28,165	$31,576
Edmonds	Snohomish	*De Novo*	Q1 2016	$26,348	$29,065	$33,953	$36,685	$34,970
The Landing Renton	King	*De Novo*	Q3 2016	$23,822	$22,585	$30,028	$31,537	$30,577
Crossroads/Bellevue	King	*De Novo*	Q2 2017	$39,654	$37,451	$37,315	$41,669	$42,838
Woodinville (1)	King	Acquired	Q3 2017	$33,615	$33,449	$33,095	$31,923	$27,007
Clearview/Snohomish (1)	Snohomish	Acquired	Q3 2017	$17,328	$16,771	$17,655	$17,979	$16,875
Lake Stevens (1)	Snohomish	Acquired	Q3 2017	$9,169	$9,677	$11,846	$11,115	$12,040
Smokey Point/Arlington (1)	Snohomish	Acquired	Q3 2017	$15,398	$16,044	$17,690	$19,912	$22,415
The Junction Bothell (2)	King	*De Novo*	Q2 2018	$31	$592	$4,278	$6,097	$6,929
Kent Station (2)	King	*De Novo*	Q1 2019					$7,157
Brokered Deposits				$75,488	$75,488	$97,825	$97,825	$123,367
			Total	**$863,229**	**$832,752**	**$916,279**	**$939,032**	**$955,272**

(1) Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment.
(2) The Junction Bothell opened in April 2018, and Kent Station in January 2019.

Retail Branch Fee Income


In thousands
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,365
$1,292
$1,074
$919
$813
$681
$611
$391
$446
$181
$183
$261
$208
$181
2014
2015
2016
2017
2018
Deposit related fees
Wealth management revenue*
Total retail branch fee income

* The Bank began offering wealth management services during the second quarter of 2015.

Total Loan Portfolio

Net CRE concentration 460.9% of adjusted capital



1-4 Family
$351.3 M
30.5%
Construction/Land
$201.3 M
17.4%
Multifamily
$167.8 M
14.6%
Business & Consumer
$47.8 M
4.1%
CRE
$384.7 M
33.4%

Net loans receivable $1.15B at March 31, 2019

Nonperforming Loans & Assets



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.79%
2.44%
1.85%
1.53%
1.38%
1.18%
1.15%
0.85%
0.65%
Includes TDRs as reported by SNL Financial
0.07%
0.27%
0.07%
0.22%
0.02%
0.17%
0.02%
0.05%
0.02%
0.05%
0.02%
0.05%
0.05%
0.08%
0.07%
0.10%
0.01%
0.05%
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

Historical Industry Annual Loan Net Charge-Off Rates


Historical Annual Loan Net Charge-Off Rates
by Loan Type (without Credit Cards)
6%
3%
0%
5.8%
3.5%
3.1%
2.9%
2.7%
1.9%
1.6%
1.8%
1.0%
1.3%
1.3%
0.5%
0.1%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Annual Net Charge-Off Rates (29-Year Average, 1990-2018)	Multi-Family	CRE Loans	C&I Loans	C&D Loans	HELOCs
	0.34%	0.36%	0.86%	1.07%	0.60%

Source: Compiled from FDIC Quarterly Banking Profile statistics

C&I Loan Net Charge-Offs More Than Multifamily and CRE Loans Combined

Stock Ownership Summary

Approximately 47% Institutional / 4% Insider Ownership

Top 20 Institutions	Position	Pos Change	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	917,300	-129	8.56%	14,190,631	12-31-2018	13F
Renaissance Technologies LLC	649,000	-57,120	6.06%	10,040,030	12-31-2018	13F
BlackRock Institutional Trust Company, N.A.	637,607	-7,228	5.95%	9,863,780	12-31-2018	13F
The Vanguard Group, Inc.	360,664	3,562	3.37%	5,579,472	12-31-2018	13F
Thomson Horstmann & Bryant, Inc.	258,809	-41,190	2.42%	4,003,775	12-31-2018	13F
Context BH Capital Management, LP	193,124	382	1.80%	2,987,628	12-31-2018	13F
State Street Global Advisors (US)	164,849	-7,778	1.54%	2,550,214	12-31-2018	13F
Numeric Investors LLC	145,809	-18,426	1.36%	2,255,665	12-31-2018	13F
Bridgeway Capital Management, Inc.	119,982	0	1.12%	1,856,122	12-31-2018	13F
BlackRock Financial Management, Inc.	117,118	23,904	1.09%	1,811,815	12-31-2018	13F
Bank of America Merrill Lynch (US)	112,463	-265	1.05%	1,739,803	12-31-2018	13F
Northern Trust Investments, Inc.	88,967	3,509	0.83%	1,376,319	12-31-2018	13F
Geode Capital Management, L.L.C.	83,040	3,501	0.78%	1,284,629	12-31-2018	13F
BlackRock Investment Management (UK) Ltd.	76,512	0	0.71%	1,183,641	12-31-2018	13F
Mellon Investments Corporation	70,249	1,653	0.66%	1,086,752	12-31-2018	13F
LSV Asset Management	64,849	0	0.61%	1,003,214	12-31-2018	13F
PanAgora Asset Management Inc.	63,849	-7,446	0.60%	987,744	12-31-2018	13F
Hillsdale Investment Management Inc.	56,400	-16,000	0.53%	872,508	12-31-2018	13F
Morgan Stanley & Co. LLC	49,285	-20,484	0.46%	762,439	12-31-2018	13F

Top 10 Insiders	Position	Pos Change	% O/S	Mkt Val	Date	Source
First Financial Northwest, Inc. ESOP	1,068,273	-92,318	9.97%	16,526,183	12-31-2018	13G
First Financial Northwest Foundation	1,010,000	-40,000	9.43%	15,624,700	12-31-2018	13D
Lee Joann E	91,910	0	*	1,421,848	12-31-2018	Form 4
Faull Gary F	71,235	0	*	1,102,005	12-31-2018	Form 4
Padrick Kevin	46,374	44,842	*	717,406	12-31-2018	Form 4
Kiley Joseph W III	32,525	0	*	503,162	12-31-2018	Form 4
Soh Simon	26,555	0	*	410,806	12-31-2018	Form 4
Clariza Ronnie J	20,288	0	*	313,855	12-31-2018	Form 4
Jacobson Richard P	17,862	0	*	276,325	12-31-2018	Form 4
Stevens Daniel L	8,113	0	*	125,508	12-31-2018	Form 4

*Less than 2% of shares outstanding
Source: Nasdaq

Total Return – FFNW vs. KRX

12/31/2012 to 5/1/2019

FFNW Outperforming KRX



220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
145%
112%
FFNW (+145%)
KRX (+112%)

Source: S&P Global

Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method. Note II: The total return of the KRX is calculated by using the median total return of all constituents.

Stock Repurchase Plan

- **The company completed repurchase of 550,000 shares under the plan through April 30, 2019, at an average price of $15.72 per share**
- Plan authorized repurchase of up to 550,000 shares, approximately 5% of shares outstanding
- Plan commenced on November 5, 2018, and expired on May 3, 2019
- Repurchase conducted in accordance with guidelines specified under Rule 10b5-1

FFNW Historical Share Repurchase



2013
Total Shares Rep.:
2,728,018
Total Shares Rep. / ADTV:
47.9x
2014
Total Shares Rep.:
1,594,033
Total Shares Rep. / ADTV:
34.4x
2015
Total Shares Rep.:
1,521,817
Total Shares Rep. / ADTV:
38.5x
2016
Total Shares Rep.:
2,864,389
Total Shares Rep. / ADTV:
64.7x
2017
Total Shares Rep.:
326,800
Total Shares Rep. / ADTV:
11.3x
2018
Total Shares Rep.:
203,900
Total Shares Rep. / ADTV:
7.9x
2019 Q1
Total Shares Rep.:
263,800
Total Shares Rep. / ADTV:
14.6x
Discount to Book Value
Discount to VWAP
Shares Repurchased (mm)
Stock Price
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
2013
2014
2015
2016
2017
2018
2019 Q1
Prior Shares Repurchased
New Shares Repurchased
Stock Price

Year	Shares Repurchased (mm)	Repurchase Price ($)	Yearly VWAP ($)	Prem. / (Dis.) to Yearly VWAP (%)	Shares Rep. / ADTV (x)	Price / TBVPS (x)
2013	2.728	$10.30	$10.00	2.9%	47.9x	0.92x
2014	1.594	$11.00	$10.78	2.1%	34.4x	0.92x
2015	1.5218	$12.25	$12.32	(0.6)%	38.5x	0.99x
2016	2.8644	$14.08	$14.75	(4.5)%	64.7x	1.11x
2017	0.3268	$15.99	$17.75	(9.9)%	11.3x	1.22x
2018	0.2039	$15.43	$17.71	(12.9)%	7.9x	1.09x
2019 Q1	0.2638	$15.76	$15.72	0.3%	14.6x	1.10x

Note: Daily closing volume weighted average price for the year indicated.
Source: SNL Financial and Company documents as of 3/31/2019.

Strategic Initiatives - Ongoing

- Effectively deploy capital and lower cost of funds by evaluating organic growth and/or acquisition of earnings assets, branches or whole banks
- Continue efficient deposit gathering strategy implemented in 2015 expanding our footprint in the geographical area we serve, attracting new customers, growing and diversifying the deposit mix
- 11th branch opened at Kent Station in Q1 2019; lease signed for Kirkland
- Expand retail lending product line (small business, personal lines of credit, titled loans and construction lines)
- Focus on growing one-to-four family portfolio, with specific emphasis on loans for investor properties
- Expand Chinese-American (foreign nationals) niche
- Regulatory Relations – Federal Reserve San Francisco, FDIC, and Washington DFI (semi-annually); FHLB (quarterly)

Strategic Initiatives - Recent

Launched in 2019

Credit Culture

Standardize, shorten and modernize end-to-end processes/credit culture to enhance the customer experience and create a competitive advantage for our sales teams

New Market Niches

Areas to diversify portfolio and broaden growth opportunities for Bank within current risk tolerance levels.

Small Business Lending

- Create SBA department with goal of achieving preferred SBA status by 2020
- Enhance and grow organic C&I portfolio (LOCs, term loans, equipment financing, green energy financing, business deposits)
- Establish a Doctor/Dentist program to align with Chinese-American, Wealth Management, Residential Lending and SBA strategies

Aircraft Lending *Restructured products and platform in 2019*

- Lending based upon a predominantly asset centered model on very specific type/model of aircraft historically proven to maintain value.

Community Involvement

Top 10 CRA Hour Recipients
Junior Achievement
Renton School District – Middle / High Schools
YWCA
Renton Area Youth & Family Services
Clothes for Kids
Refugee Women's Alliance (ReWA)
Habitat for Humanity
Dream Dinners
Snohomish County Legal Services
Vine Maple Place

"Dress Down for Charity" Program Gives Employees Opportunity to Wear Casual Dress on Friday by Donating to a Designated Charity

- Helps Bank meet CRA requirements
- All employees have CRA hours tied to Incentive Payout
- 7.9 average CRA qualified hours per employee in 2018

Thank You


Right Away
First Financial
Northwest Bank

APPENDIX

Non-GAAP Financial Measures

In addition to financial results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains non-GAAP financial measure of tangible book value. The Company's intangible assets consist of goodwill and core deposit intangible. Tangible equity is calculated by subtracting intangible assets from total stockholder's equity. Tangible assets are calculated by subtracting intangible assets from total assets. The tangible equity ratio is tangible equity divided by tangible assets. Tangible book value per share is calculated by dividing tangible equity by the number of common shares outstanding. The Company believes that these non-GAAP measures provide a more consistent presentation of our capital and facilitate peer comparison that is desired by investors.

Non-GAAP financial measures have limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation and are not a substitute for other measures in this earnings release that are presented in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

The following table provides a reconciliation between the GAAP and non-GAAP measures:

	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
	(Dollars in thousands, except per share data)				
Total stockholders' equity	$ 151,684	$ 153,738	$ 154,713	$ 152,554	$ 148,755
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible	1,079	1,116	1,153	1,191	1,228
Tangible equity	$ 149,716	$ 151,733	$ 152,671	$ 150,474	$ 146,638
Total assets	1,287,862	1,252,424	1,234,859	1,224,065	1,226,358
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible	1,079	1,116	1,153	1,191	1,228
Tangible assets	$ 1,285,894	$ 1,250,419	$ 1,232,817	$ 1,221,985	$ 1,224,241
Common shares outstanding at period end	10,457,625	10,710,656	10,914,556	10,916,556	10,779,424
Equity to assets ratio	11.78%	12.28%	12.53%	12.46%	12.13%
Tangible equity ratio	11.64	12.13	12.38	12.31	11.98
Book value per share	$ 14.50	$ 14.35	$ 14.17	$ 13.97	$ 13.80
Tangible book value per share	14.32	14.17	13.99	13.78	13.60